SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 21, 2000
                                                        -----------------


                        Oakwood Mortgage Investors, Inc.
                        --------------------------------
               (Exact name of registrant as specified in charter)



                 Nevada                     333-72621           88-0396566
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     (State or other jurisdiction          (Commission         (IRS Employer
            of incorporation)              File Number)      Identification No.)


         101 Convention Center Drive, Suite 850, Las Vegas, Nevada 89109
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                 (Address of principal executive offices)       (Zip Code)

        Registrant's telephone number, including area code (702) 949-0056
                                                           ---------------

================================================================================
         (Former name or former address, if changed since last report.)

Item 5.           Other Events.

         On December 21, 2000, the Registrant caused the issuance and sale of $208,010,000 aggregate initial principal amount of Senior/Subordinated Pass-Through Certificates, Series 2000-D (the "Certificates") pursuant to the Series 2000-D Pooling and Servicing Agreement, dated as of December 1, 2000 (the "Pooling and Servicing Agreement"), among the Registrant, Oakwood Acceptance Corporation, as Servicer, and Wells Fargo Bank Minnesota, National Association, as Trustee, and the related Standard Terms to the Pooling and Servicing Agreement (May 1999 Edition) (the "Standard Terms"). The Certificates were issued in six Classes with Pass-Through Rates and initial Certificate Principal Balances as set forth below:

                                                                                         Initial Certificate
Designation                                  Pass-Through Rate                            Principal Balance
Class A-1...........................                (1)                                        $50,000,000
Class A-2...........................                (2)                                        $41,440,000
Class A-3...........................                (3)                                        $20,650,000
Class A-4...........................                (4)                                        $40,166,000
Class M-1...........................                (5)                                        $18,225,000
Class M-2...........................                (6)                                        $16,085,000
Class B-1...........................                (7)                                        $10,722,000
Class B-2...........................                (8)                                        $10,722,000
Class X.............................                (9)                                        (9)
Class R.............................               (10)                                        (10)

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(1)      The Pass-Through Rate on the Class A-1 Certificates for any
         Distribution Date shall be equal to the lesser of (i) 6.70% per annum and (ii) the Weighted Average Net Asset Rate of the Assets.

(2) The Pass-Through Rate on the Class A-2 Certificates for any Distribution Date shall be equal to the lesser of (i) 6.74% per annum and (ii) the Weighted Average Net Asset Rate of the Assets.

(3) The Pass-Through Rate on the Class A-3 Certificates for any Distribution Date shall be equal to the lesser of (i) 6.99% per annum and (ii) the Weighted Average Net Asset Rate of the Assets.

(4) The Pass-Through Rate on the Class A-4 Certificates for any Distribution Date shall be equal to the lesser of (i) 7.40% per annum and (ii) the Weighted Average Net Asset Rate of the Assets.

(5) The Pass-Through Rate on the Class M-1 Certificates for any Distribution Date shall be equal to the lesser of (i) 8.07% per annum and (ii) the Weighted Average Net Asset Rate of the Assets.

(6) The Pass-Through Rate on the Class M-2 Certificates for any Distribution Date shall be equal to the lesser of (i) 8.81% per annum and (ii) the Weighted Average Net Asset Rate of the Assets.

(7) The Pass-Through Rate on the Class B-1 Certificates for any Distribution Date shall be equal to the lesser of (i) 9.50% per annum and (ii) the Weighted Average Net Asset Rate of the Assets.

(8) The Pass-Through Rate on the Class B-2 Certificates for any Distribution Date shall be equal to the lesser of (i) 7.50% per annum and (ii) the Weighted Average Net Asset Rate of the Assets.

(9) The Class X Certificates have no Certificate Principal Balance and no Pass-Through Rate.

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

(10) The Class R Certificates have no Certificate Principal Balance and no Pass-Through Rate.

         The Certificates evidence, in the aggregate, the entire beneficial ownership interest in OMI Trust 2000-D (the "Trust"), which consists primarily of a pool of Assets transferred to the Trust by the Registrant pursuant to the Pooling and Servicing Agreement. The Assets were purchased by the Registrant in privately-negotiated transactions with Oakwood Capital Corp. ("OCC") pursuant to a Sales Agreement, dated as of December 1, 2000, between the Registrant and OCC. Elections will be made to treat certain assets owned by the Trust as "real estate mortgage investment conduits" (each, a "REMIC") under the Internal Revenue Code of 1986, as amended. The Certificates, except for the Class R Certificates, will be designated as the "regular interests" in one of such REMICs. The Class R Certificates will be designated as the "residual interests" in each of the REMICs.

         The Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2 and Class B-1 Certificates are collectively referred to herein as the "Offered Certificates." The Offered Certificates are senior to the Class B-2, Class X and Class R Certificates. The Offered Certificates have been sold by the Registrant to Credit Suisse First Boston Corporation (the "Underwriter") pursuant to a Terms Agreement, dated as of December 20, 2000, among the Underwriter, the Registrant and OAC, which incorporates by reference the Registrant's Underwriting Agreement Standard Provisions, May 1999. The Class B-2, Class X and Class R Certificates have been transferred to Oakwood Financial Corporation, a Nevada corporation ("OFC") and an affiliate of the Registrant.

         Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement or, if not defined in the Pooling and Servicing Agreement, the meanings assigned to them in the Standard Terms.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

         (c)      Exhibits.

         1.1 Terms Agreement, dated December 20, 2000, among the Registrant, Oakwood Acceptance Corporation, and Credit Suisse First Boston Corporation, as Underwriter, relating to the Offered Certificates (related exhibits available upon request of the Registrant)

         4.1 Copy of the Series 2000-D Pooling and Servicing Agreement, dated as of December 1, 2000, by and among the Registrant, Oakwood Acceptance Corporation, as Servicer, and Wells Fargo Bank Minnesota, National Association, as Trustee. (related exhibits available upon request of the Trustee)

         8.1      Tax Opinion of Messrs. Hunton & Williams

        23.1      Consent of Messrs. Hunton & Williams (included in Exhibit 8.1)


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

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


January 3, 2001                       OAKWOOD MORTGAGE INVESTORS, INC.



                                      By: /s/ Dennis W. Hazelrigg
                                         ---------------------------------------
                                      Name:  Dennis Hazelrigg
                                      Title: President



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


                                INDEX TO EXHIBITS


                                                                                                           Page
                                                                                                           ----
1.1      Terms Agreement, dated December 20, 2000,
         among the Registrant, Oakwood Acceptance
         Corporation and Credit Suisse First Boston
         Corporation, as Underwriter, relating to the
         Offered Certificates (related exhibits
         available upon request of the Registrant).......................................... [Electronic Format]

4.1      Copy of the Series 2000-D Pooling and Servicing Agreement, dated as of
         December 1, 2000, by and among the Registrant, Oakwood Acceptance
         Corporation, as Servicer, and Wells Fargo Bank Minnesota, National
         Association (related exhibits available
         upon request of the Trustee)........................................................[Electronic Format]

8.1      Tax Opinion of Messrs. Hunton & Williams ...........................................[Electronic Format]

23.1     Consent of Messrs. Hunton & Williams (included in Exhibit 8.1)......................[Electronic Format]

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